SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934
(Amendment No. _____)


Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]


Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                 NAVIDEC, INC.
             (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction  applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      4)   Proposed maximum aggregate value of transaction:


      5)  Total fee paid:      _____________________________________________


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement Number:


     3)   Filing party:


     4)   Date filed:



                                NAVIDEC, INC.
                              14 Inverness Drive
                             Building F, Suite 116
                          Englewood, Colorado 80112


                             PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 24, 1998



To the Shareholders of NAVIDEC, Inc.:

An Annual Meeting of the shareholders of NAVIDEC, Inc. (the "Company") will be held at Lone Tree Hotel, 9808 Sunningdale Boulevard, Littleton, Colorado at 4:00 P.M. on June 24, 1998, or at any adjournment or postponement thereof, to vote upon the election of directors, to approve the Company's Stock Option Plan, to authorize the Company to issue in a non-public offering up to one million shares of the Company's common stock for an approximate aggregate offering price of $6,000,000, to ratify the reappointment of auditors and to transact such other business as may properly come before the meeting.

Details relating to this matter are set forth in the attached Proxy Statement. All shareholders of record as of the close of business on April 20, 1998 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

Also enclosed is a copy of the Company's Annual Report on Form 10-KSB.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. THE DELIVERY OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS


                                          Ralph Armijo
                                          President and Director
May 25, 1998



                                 PROXY STATEMENT

                                  NAVIDEC, INC.
                     c/o American Securities Transfer, Inc.
                                 P.O. Box 1596
                             Denver, CO 80201-1596
                               (303) 234-5300

                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 24, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NAVIDEC, Inc. (the "Company"), a Colorado corporation, to be voted at an Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held on June 24, 1998 at Lone Tree Hotel, 9808 Sunningdale Boulevard, Littleton, Colorado at 4:00 P.M. or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and accompanying form of Proxy will be first mailed or given to all shareholders of the Company on or about May 25, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast FOR the proposals presented. The vote of a majority of the shares represented at the meeting in person or by proxy will be required to enact any or all of the proposals.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by Officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries.

     Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on record date by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 20, 1998, has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At such date, there were outstanding 3,301,000 shares of the Company's no par value common stock (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote per share on each matter which may come before the meeting. Cumulative voting is not permitted. The Company has no other class of voting securities outstanding.

     A majority of the issued and outstanding shares of the Company's Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders' meeting. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve the matters upon which the shareholders are to vote. Accordingly, any shares present but not voted shall have the same effect as shares voted against approval.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

     The following table sets forth, as of the date of May 7, 1998, the Common Stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, all directors individually, each executive officer and all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power, as well as record and beneficial ownership, with respect to the shares shown. As of May 7, 1998, there were 3,301,000 shares of Common Stock outstanding.

                                      COMMON STOCK         PERCENT OF
     NAME AND ADDRESS OF              BENEFICIALLY         BENEFICIAL
     BENEFICIAL OWNER(1)                 OWNED             OWNERSHIP
__________________________          _______________     ________________
     Ralph Armijo............          831,659               25.2%

     Patrick R. Mawhinney....          146,057                4.4%

     Harold Anderson II......           76,573                2.3%

     Andrew Davis............           21,250                (3)

     Gerald A. Marroney......             -0-                  0%

     Lloyd G. Chavez, Jr.....            4,250(2)             (3)

     Kenneth P. Bero.........             -0-                  0%

     Cynthia J. Simmons......          358,132               10.8%
      84 Willowleaf Drive
      Littleton, CO 80125

     All directors and
       executive officers as
       a Group (Seven Persons)....   1,079,789               32.7%

 ------------------------

Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within sixty days through means, including, but not limited to, the exercise of any option, warrant or conversion of a security. In making this calculation, options and warrants which are significantly "out-of-the-money" and therefore unlikely to be exercised within sixty days are not included in the calculation of beneficial ownership. For this purpose, the Company deems options and warrants with an exercise price above $6.50 as unlikely to be exercised within the next sixty days. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(1) Except as indicated herein, the address for each person is 14 Inverness Drive, Building. F, Suite 116, Englewood, Colorado 80112.

(2) LGC Management owns 4,250 shares of Common Stock. Mr. Chavez is President of LGC Management and may be deemed the beneficial owner of such shares.

(3)    Less than one percent.

                           NOMINEES FOR DIRECTOR

     The Company's Board of Directors currently consists of five members. All directors hold office until the next annual meeting of the Company's shareholders and their successors are elected and qualified. The nominees for the director to be elected at the Annual Meeting are the current directors of the Company, who are Ralph Armijo, Andrew Davis, Patrick R. Mawhinney, Lloyd
G. Chavez, Jr., and Gerald A. Marroney, and an additional nominee, James Hosch. Mr. Hosch has been nominated to be elected as a director by Joseph Charles & Associates, Inc. ("JCA"). JCA was the managing underwriter of the Company's initial public offering of securities in February 1997. The Company agreed with JCA as part of that offering that JCA may for a four year period commencing on February 10, 1997 nominate a designee of JCA for election to the Company's Board of Directors.

     The proxies will be voted for the nominees for director unless a contrary specification is made in the proxy. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the person named in the proxy to vote for such other person as he in his discretion shall determine.

                             MANAGEMENT

Directors, Officers and Nominees for Director

     The following table sets forth the name, age and position with the Company of each officer, director and nominees for director of the Company as of May 12, 1998.

                                                           Period from
Name              Age           Position                   Which Served
Ralph Armijo       45      President, Chief Executive           7/93
                           Officer and Director

Patrick R.
 Mawhinney         34      Chief Financial Officer,             7/96
                           Treasurer and Director

Andrew Davis       45      Director                             4/97

Lloyd G.
 Chavez, Jr.       48      Director                             4/97

Gerald A.
 Marroney          46      Director                             4/97

Harold
 Anderson II       34      Vice President of                    6/97
                           Automotive

Kenneth P. Bero    44      Vice President of Sales              1/98
  Bero

James
 Hosch             45      Nominee for Director


     The officers are elected by the Board of Directors at the first meeting after each annual meeting of the Company shareholders and hold office until their successors are duly elected and qualified in accordance with the Bylaws of the Company.

     RALPH ARMIJO has served as the President, Chief Executive Officer and a director of the Company since its inception in 1993. From 1981 to 1993, Mr. Armijo was employed by Tektronix, Inc., a large communications company which also produced testing and measuring equipment. Mr. Armijo's responsibilities at Tektronix progressed from sales manager, to branch manager, to district manager and, ultimately, to Western Regional Manager, a position he held for five years. In that position, he was responsible for a $100 million budget in sales, graphics, technical support and administration, and he was responsible for developing new distribution channels, including reseller agreements. From 1976 to 1981, Mr. Armijo was employed by IBM Corporation, where he sold computerized accounting and financial applications to small and medium-sized businesses. Mr. Armijo received his B.A. from Colorado College and his M.B.A. from the University of California, Los Angeles.

     ANDREW DAVIS served as Vice President of Sales and Marketing of the Company from May 1996 until December 1997. He became a director of the Company in April 1997. From January 1994 to May 1996, Mr. Davis was manager of wholesale distribution at InFocus Systems, a manufacturer of high resolution projection systems. From September 1982 to January 1994, Mr. Davis held various sales and marketing positions in Tektronix, Inc. including Director of Marketing for the Interactive Technologies Division. Mr. Davis attended the University of Denver from 1971 to 1974 where he studied Business Management and Marketing.

     PATRICK R. MAWHINNEY served as the President of Interactive Planet, Inc. ("IPI") from its inception until its merger with the Company in July 1996 and since that time has served as Chief Financial Officer, Treasurer and a director of the Company. From May 1995 until May 1996, Mr. Mawhinney also served as a financial/accounting consultant for MIS\Sunguard, a provider of accounting and investment software. Mr. Mawhinney was employed as an Assistant Vice President of The Bank of Cherry Creek from November 1993 to May 1995; as a Vice President of Vectra Banking Corporation from June 1989 to November 1993; and as Operations Coordinator for Zions Bancorporation from August 1986 to June 1989. He received his B.S. from Colorado State University.

     LLOYD G. CHAVEZ, JR. became a director of the Company in April 1997. He has been a director of the Burt group of automobile dealerships in Denver, Colorado since 1988 and Director of Automotive Markets of the Burt group since 1994. From 1983 to 1994, Mr. Chavez was Vice President of Fort Dodge Laboratories, a subsidiary of American Home Products, where he was responsible for business acquisitions, new products and technologies, joint ventures, intellectual property acquisitions, strategic planning, market research and sale projections. From 1982 to 1983, Mr. Chavez was Vice President of General Genetics Corporation, where he was responsible for management of biological and pharmaceutical research and development. Mr. Chavez received his B.A. in Molecular, Cellular, Development Biology from the University of Colorado, his M.A. in Old Testament Studies from Denver Seminary, his Ph.D. in Microbiology and Immunology from the University of Virginia, and was a post-doctoral Fellow in Chemistry at Cornell University.

     GERALD A. MARRONEY became a director of the Company in April 1997. He has served as a State of Colorado District Court Judge in Pueblo County, Colorado since 1990. Prior to such time he was a practicing attorney in Pueblo, Colorado. Mr. Marroney received his B.S. in Political Science from Southern Colorado State College in 1973 and his J.D. from Oklahoma City University in 1976.

     HAROLD ANDERSON II served as Vice President of Business Development for IPI from July 1995 until its merger with the Company in July 1996. He has served as Vice President of Business Development of the Company commencing in July 1996, and from June 1997 as Vice President of Automotive. From September 1986 to July 1995, Mr. Anderson was employed by U.S. West Advance Technologies and Communications, where he worked in Distributed Technology Platform Security, served as the Technical Project Manager, and later acted as a Product Marketing Specialist for the U.S. West Internet Services Provider/On-line Service Project. Mr. Anderson received his B.S. degree in Business Administration from the University of Arizona in 1986 and a Masters degree in Computer Information Systems from the University of Denver in 1991.

     KENNETH P. BERO has served as Vice President of Sales of the Company since January 1998. From July 1996 to December 1997, Mr. Bero was Director of Sales, SGI Business Group at Access Graphics, a wholesale distributor of UNIX based hardware and software products. From September 1989 to June 1996, Mr. Bero held various sales and sales management positions at Tektronix, Inc. including Business Development Manager, Major Account Group Manager and National Reseller Group Manager for the Display Products Division. Mr. Bero received his B.A. from Bates College and his M.B.A. from Northeastern University.

     JAMES HOSCH has been nominated to serve as a director of the Company. Mr. Hosch has been an Senior Vice President of Joseph Charles & Associates, Inc., a NASD registered broker dealer, since September 1995. From January 1993 until September 1995, he was Executive Vice President of Cohig & Associates, Inc., a NASD registered broker dealer. From 1989 until January 1993, he was President of Kober Corporation, a publicly traded real estate firm.

     No director or executive officer of the Company is related to any other director or executive officer. None of the Company's officers or directors hold any directorships in any other public company.

Director Compensation

     None of the Company's directors received any compensation during the most
recent fiscal year for serving in their position as a director.   Members of
the Board of Directors may receive stock options issued under the stock option plan to be voted upon at the Annual Meeting.

Committees

     The Board has a Compensation Committee and an Audit Committee, but does not have a standing nominating committee or other committee performing similar functions. The Compensation Committee's primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of stock options or other benefits under compensation plans. This committee, comprised of Messrs. Chavez, Marroney, and Mawhinney, met twice during 1997. All members of the Compensation Committee attended each meeting. The Audit Committee assists the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, directs and supervises special investigations when necessary, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees, and reviews the scope and results of the Company's procedures for internal auditing and the adequacy of its system of internal accounting controls. Members of the Audit Committee are Messrs. Chavez, Marroney, and Mawhinney. The Audit Committee met two times during 1997 to review the audit plan and the results of the audit and to plan and recommend auditors for the next audit. All members of the Audit Committee attended each meeting.

     During 1997, the full Board of Directors met three times. No director attended less than 75% of the total of Board and committee meetings held during the director's tenure on the Board and its committees.

                           EXECUTIVE COMPENSATION

     The following table sets out the annual compensation paid to Ralph Armijo for the last three fiscal years and to Andrew Davis during the last two fiscal years. No other executive officer has received annual compensation in excess of $100,000.

                        Summary Compensation Table



NAME AND           ANNUAL          LONG TERM COMPENSATION       ALL OTHER
PRINCIPAL       COMPENSATION        RESTRICTED STOCK           COMPENSATION
POSITION     YEAR      SALARY($)   BONUS($)     AWARDS        OPTIONS   ($)
________     ___________________ ________________________   _________________
Ralph Armijo,
Chief
Executive
Officer       1997      $156,141    $12,869       0            0   $9,600(1)
              1996      $124,384    $  -0-        0            0   $9,000(1)
              1995      $111,444    $24,000       0            0   $9,000(1)

Andrew Davis,
Director (2)  1997      $100,625    $ 5,250       0            0   $4,800(1)


(1)      Consists of an automobile allowance.

(2) The Company was not a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 at any time during 1996 or 1995. Information concerning the compensation for 1996 or 1995 of the person indicated has not previously been required to be reported and therefore is not provided in this proxy statement.

     No officer or director received any form of compensation other than cash during 1997 and no long term incentive, bonus or option plans were or are in place. The Compensation Committee may at its discretion, award discretionary bonuses in the future.

     The current annual salaries of the executive officers of the Company are as follows: Ralph Armijo, President, $150,000; Kenneth Bero, Vice President of Sales, $85,000; Patrick Mawhinney, Chief Financial Officer, $87,500; and Harold Anderson II, Vice President of Automotive, $87,500. Total annual compensation for all executive officers is $410,000.

Employment Agreements and Termination of Employment and Change-in-Control Arrangements

     The Company entered an Employment Agreement with Mr. Armijo that is effective May 1, 1998. The term of that agreement is for one year and it may renew automatically for two additional one-year periods provided that neither Mr. Armijo nor the Company provides the other with notice of its intent to not renew the agreement at least thirty days before the anniversary date of the agreement. Mr. Armijo's current annual salary under the agreement is $150,000 and his salary is reviewed annually. The agreement also provides that Mr. Armijo will be paid an annual bonus. If Mr. Armijo remains employed with the Company through the first anniversary date of the agreement, the Company must pay Mr. Armijo a special bonus (the "Special Bonus") in the event that there is a "Change in Control" of the Company (as defined in the agreement). The Special Bonus will be equal to Mr. Armijo's then effective annual salary, plus the greater of (i) the annual bonus paid or payable for the most recently completed fiscal year during the term of the agreement, and (ii) the average of the bonuses paid or payable to Mr. Armijo in respect of 1997, 1996 and 1995 (the higher of the two numbers is referred to as the "Highest Annual Bonus"). The agreement provides that if the Company terminates Mr. Armijo other than for "Cause" or "Disability" (as such terms are defined in the agreement) or Mr. Armijo terminates his employment either for "Good Reason" (as such term is defined in the agreement) or without any reason during a thirty day period immediately following May 1, 1999, the Company must pay Mr. Armijo a lump sum cash payment equal to (i) his annual salary through the date of termination,
(ii) the Highest Annual Bonus through the date of termination, (iii) the Special Bonus, if any, (iv) an amount equal to the product of two times his then effective annual salary, the Highest Annual Bonus and the Special Bonus, if any. The Company may terminate Mr. Armijo's employment for "Cause" and shall be obligated only to pay Mr. Armijo his annual salary through the date of termination.

401(k) Plan.

     The Company has a 401(k) profit sharing plan (the "Plan"). Eligible employees may make voluntary contributions to the Plan. The amount of employee contributions is limited as specified in the Plan. The Company may, at its discretion, make additional contributions to the Plan. The Company made no contributions in 1997.


Stock Option Plan.

     The officers of the Company may receive stock options issued under the stock option plan to be voted upon at the Annual Meeting.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1993, Arthur Armijo, brother of the Company's President, Ralph Armijo, made a $119,199 loan to the Company. The loan was evidenced by a promissory note dated October 1, 1993 bearing interest at the rate of 5% per year. The note was paid in full in February 1997 out of the proceeds of the Company's public offering.

     In November 1993, Arthur Armijo and Ralph Armijo each personally guaranteed a line of credit in the amount of $200,000 extended by Vectra Bank, Denver, Colorado, to the Company. Such line of credit and Messrs. Armijo's personal guarantees were terminated in February 1996. No compensation was paid by the Company for such personal guarantees. In February 1996, Arthur Armijo and Ralph Armijo each personally guaranteed the factoring arrangement of the Company with Colorado State Bank of Denver for a maximum of $750,000. No compensation was paid by the Company for such personal guarantees. The factoring arrangement was terminated in February 1997.

     In July 1996, Littleton Land Company made a $182,500 loan to the Company. The loan was evidenced by a non-interest bearing promissory note with a maturity date of August 31, 1996. Such note was prepaid in full on August 22, 1996. John McKowen, an employee of the Company, is an affiliate of Littleton Land Company. In August 1996, the Company granted options to Mr. McKowen to purchase 212,500 shares of Common Stock at an exercise price of $4.12 per share, exercisable from February 1999 to August 2001.

     On March 31, 1996, Patrick Mawhinney, a shareholder, director and Chief Financial Officer of the Company, made a $45,110 loan to IPI. The loan is evidenced by a promissory note dated March 31, 1996, which provides for the accrual of interest at a fixed rate of 10% per year and a maturity date of December 31, 1997. The loan was repaid in April 1997.

     In June 1996, Schneider Mawhinney & Associates, P.C. advanced $32,500 to IPI. This advance was repayable on demand without interest. Patrick Mawhinney's spouse is a principal of Schneider Mawhinney & Associates. In July 1996, Mr. Mawhinney made a loan to the Company in the amount of $30,000, evidenced by a promissory note dated July 26, 1996 and bearing interest at the rate of 9.75 percent per year. These loans were repaid in February 1997 out of the proceeds of the Company's public offering.

     In July 1996, Cindy Simmons, a principal shareholder of the Company, was issued a promissory note of the Company in the amount of $75,000 as part of the purchase price for IPI. The promissory note provides for monthly payments of $6,250 due on the first day of each month beginning August 1, 1996 and maturing on July 1, 1997. The note was repaid in July 1997.

     In August 1996, Ralph Armijo made a loan to the Company in the amount of $70,000, evidenced by a promissory note dated August 6, 1996 and bearing interest at the rate of 9.75 percent per year. Such note was prepaid in full in October 1996.

     In January 1997, Ralph Armijo and Patrick Mawhinney guaranteed a short term promissory note of the Company in the amount of $70,000. This note was repaid from the resale of equipment which was purchased with the borrowed funds. No compensation was paid by the Company for such guarantees.

     In October 1997, Pat Mawhinney made a $30,000 loan to the Company, evidenced by a promissory note dated October 5, 1997, which did not bear interest. The loan was repaid in November 1997.

     In October 1997, Pat Mawhinney made a $45,400 loan to the Company, evidenced by a promissory note dated March 13, 1998, which did not bear interest. The loan was repaid on March 31, 1998.

     In October 1997, Ralph Armijo guaranteed a line of credit in the amount of $750,000 extended to the Company by USA Funding, Dallas, Texas. No compensation was paid by the Company for such personal guarantee.

     James Hosch, an Executive Vice President of Joseph Charles & Associates, Inc., is a nominee for director. JCA received $143,750 in commissions and $35,938 in expenses as the placement agent for a private placement of an aggregate of $1,437,500 principal amount of the Company's 10% Unsecured Subordinated Convertible Promissory Notes. The notes were sold from August 1996 until October 18, 1996, and were automatically converted into an aggregate of 349,126 units in the Company's initial public offering of securities.

     JCA was the managing underwriter for the Company's initial public offering of securities. The Company offered 1,000,000 units consisting of one share of the Company's Common Stock and one common stock purchase warrant ("Warrant"). Of the 1,000,000 shares of Common Stock and 1,000,000 Warrants included in the offering, 755,000 shares of Common Stock and 1,000,000 Warrants were sold by the Company and 245,000 shares of Common Stock were sold by certain shareholders as the Company. The units were sold on a firm commitment basis and JCA received a 10% discount on the public offering price of $6.00 per unit. JCA received pursuant to the underwriting agreement for that offering a non-accountable expense allowance equal to 3% of the total proceeds of the offering, or $180,000. The Company also agreed to retain JCA as a financial consultant for a period of two years, commencing on February 10, 1997 for a fee of $3,000 per month. The Company agreed pursuant to the underwriting agreement to sell JCA, for an aggregate purchase price of $100 as additional compensation in connection with the offering, options to purchase up to 100,000 shares of the Company's Common Stock. Those warrants are exercisable for four years beginning on February 10, 1998 and at an exercise price of $7.38 per share.

     The Company also has entered into an engagement letter with JCA to assist the Company to complete an offering of up to 600,000 units, with each unit consisting of one share of Common Stock and one Warrant, for an offering price of $4.50 per unit, or an aggregate offering price of $2,700,000. In consideration for its services, the Company has agreed to pay JCA a sales commission of 10% of the funds raised in the offering. JCA also is entitled to purchase a number of units equal to 10% of the units sold in the offering for a period of five years from the date of closing of the offering at a purchase price of $4.50 per unit. JCA also is entitled to receive a 3% non-accountable expense allowance based on all funds raised in the offering. From November 1997 to March 1998, the Company issued 233,577 in that offering. The maximum of that offering was closed during April 1998.

     Although the foregoing transactions were determined without arm's length negotiations and necessarily involved conflicts of interest between the interests of the related parties and the Company, the Company believes that all of the foregoing transactions were entered into on terms no less favorable to the Company than could have been obtained from independent third parties. All future transactions by the Company with officers, directors and 5% stockholders and their affiliates will be entered into only if a majority of the outside directors determine that the terms of such transactions are no less favorable to the Company than could be obtained from unaffiliated parties. There are currently no new proposed related party transactions contemplated by the Company.


                      OTHER MATTERS TO BE VOTED UPON

Stock Option Plan

     Effective September 1, 1997, the Board of Directors adopted a Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan allows for the granting of (i) nonstatutory stock options ("NSOs"), which can be granted to employees of the Company or any subsidiary of the Company and non-employees (such as consultants and outside directors) and (ii) tax-qualified incentive stock options ("ISOs"), which can be granted only to employees of the Company or any subsidiary of the Company. A prospective grantee of an option who is an employee may elect at the date of grant the number of options the employee prefers to receive as NSOs and as ISOs. The purpose of the Stock Option Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success. All current and former employees, consultants and members of the Board of Directors of the Company, and of any subsidiary of the Company are eligible to participate in the Stock Option Plan. As of December 31, 1997, 52 persons were eligible to participate in the Stock Option Plan.

     The aggregate number of shares of the Company's Common Stock that may be granted under the Stock Option Plan upon the exercise of either an NSO or ISO is 1,000,000. At the discretion of the Board the Stock Option Plan may be administered by a committee of two or more non-employee Directors appointed by the Board. Optionees under the Stock Option Plan shall be selected at the discretion of the Board or such committee from among those eligible participants who, in the opinion of the Board or such committee, are or were in a position to contribute materially to the Company's continued growth and development and to its long-term success. Subject to the provisions of the Stock Option Plan, the Board or such committee shall have complete discretion in determining the terms and conditions and number of options granted under the Stock Option Plan.

     Options granted under the Stock Option Plan may not have an exercise price that is less than the market price of the Company's Common Stock on the date of grant, and are to have a term not to exceed ten years (five years in the case of ISOs granted to persons who beneficially own more than ten percent of the Company's Common Stock). Unexercised options will terminate upon the earliest to occur of (i) the date set forth in the written option agreement,
(ii) upon completion of any acquisition of the Company, (iii) upon termination of the optionee's employment with the Company for cause or (iv) in the case of ISOs, ninety days following the termination of the optionee's employment with the Company other than for cause (unless termination of employment is a result of the optionee's death or disability, in which event the option will terminate if not exercised within one year of the optionee's termination of employment with the Company). Nothing contained in the Stock Option Plan shall be construed to give any employee or consultant any right to continued employment or association with the Company.

     Each option under the Stock Option Plan shall be evidenced by a written option agreement that specifies the exercise price, the duration of the option, the number of shares of stock to which the option applies, and such vesting or exercisability restrictions and other terms and conditions which the Board or Committee may impose.

     Unless earlier terminated by the Board, the Stock Option Plan shall terminate on the date ten years subsequent to the date of the adoption of the Stock Option Plan by the Board, after which date no options may be granted under the Stock Option Plan. The Board may at any time terminate the Stock Option Plan and from time to time may amend or modify the Stock Option Plan, provided, however, that no such action of the Board, without approval of the shareholders, may: (i) increase the total amount of Common Stock that may be purchased through options granted under the Stock Option Plan; (ii) change the class of employees, consultants or members of the Board eligible to receive options under the Stock Option Plan or (iii) otherwise amend or modify the Stock Option Plan where approval of the shareholders is required by any law or regulation governing the Company.

     The principal federal income tax consequences of the grant and exercise of options under the Stock Option Plan are, in general, as follows:

NSOs

     1. Upon the issuance of an NSO, the optionee will have no taxable income and the Company will have no tax deduction.

     2. Upon the exercise of an NSO, the optionee will realize ordinary taxable income in an amount equal to the excess of the fair market value of the underlying shares of stock at the time the option is exercised over the exercise price of the option for such shares.

     3. The amount of income recognized by the optionee will be deductible by the Company as compensation in the year in which ordinary income is recognized by the optionee by reason of exercise of the NSO, provided applicable withholding requirements are satisfied.

     4. An optionee's basis for the shares of stock acquired pursuant to the exercise of an NSO will be the option exercise price plus any amount recognized as ordinary income by reason of the exercise of the NSO.

     5. Upon the sale of the stock acquired pursuant to the exercise of an NSO, capital gain or loss will be realized by the optionee in the amount by which the sales price is greater or less than the basis of such stock. Currently such gain or loss will be long-term or short-term depending on whether the shares were held for more than eighteen months after the option was exercised.

ISOs

     1. Upon the issuance of an ISO, the optionee will have no taxable income and the Company will have no tax deduction.

     2. The tax consequences upon the exercise of an ISO and later disposition of the shares of stock acquired thereby depend upon whether the optionee satisfies the holding period rule whereby the optionee must hold the shares for more than one year after exercise and two years after the date of issuance of the option.

     3. If the optionee satisfies the holding period rule, the optionee will not realize income upon exercise of the ISO (although the excess of the fair market value of the shares on the date of exercise over the option price must be included as an adjustment in computing alternative minimum taxable income) and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or loss, as the case may be.

     4. If the optionee fails to observe the holding period rule, the portion of any gain realized upon such disqualifying disposition of the shares which does not exceed the excess of the fair market value at the date of exercise over the option price will be treated as ordinary income to the optionee, the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term depending on whether the shares were held for more than eighteen months after the option was exercised), and the Company will be entitled to a deduction equal to the amount of ordinary income upon which the optionee is taxed.

     The Board of Directors authorized the grant of 89,975; 310,300; 50,000 and 495,000 options under the Stock Option Plan on September 1, 1997, February 15, 1998, February, 18, 1998 and March 2, 1998, respectively. The exercise prices of those options are $5.75, $3.00, $3.56 and $5.438 per share, respectively, which are the fair market values of the underlying Common Stock on the date of grant. These options expire on September 1, 2002, February 14, 2003, February, 17, 2003 and March 1, 2003, respectively.

New Plan Benefits

     The following table sets forth certain information as of May 12, 1998 with respect to the benefits received pursuant to the options granted under the Stock Option Plan:


                        Number of                             Aggregate
                        Shares                              Market Value of
                      Common Stock                            Common Stock
Name                    Covered     Exercise     Dollar        Underlying
and Position (1)        Options     Price        Value (2)      Options
Ralph Armijo             146,300     $3.00         $512,050    $950,950
 President, Chief
 Executive Officer,
 and Director

Patrick R. Mawhinney      57,000     $3.56         $167,580    $370,500
 Chief Financial Officer,
 Treasurer and Director

Kenneth Bero              50,000     $3.00         $175,000    $325,000
 Vice President of        75,000     $5.438         $79,650    $487,500
 Sales

Harold Anderson II        22,000     $5.75          $16,500    $143,000
 Vice President
 Automotive

Victor Zimmerman          50,000     $3.56         $147,000    $325,000
 Automotive Account
 Executive

Steve Lockwood            50,000    $5.438         $531,000    $325,000
 Director of Creative
 Services

Greg Hanshion             50,000    $5.438         $531,000    $325,000
 Net Solutions Sales
 Executive

Brad Nixon                50,000    $5.438         $531,000    $325,000
 Director of Technology

Lew Rubbo                 50,000    $5.438         $531,000    $325,000
 Director of Business
 Development

Andrea Pearson            50,000    $5.438         $531,000    $325,000
 Director of Marketing

Christian Dwyer           50,000    $5.438         $531,000    $325,000
 Director of Automotive
 Sales

Jon Simmons               57,000    $3.56          $167,580    $370,500
 General Manager of
 Technology

Executive Group          350,300                   $950,780  $2,276,950

Non-Executive Officer    594,975                   $875,442  $3,867,338
 Employee Group


   (1) Each person indicated received five percent or more of the options granted in the fiscal year in which the options were granted. The Company did not receive any consideration for granting any of the options.

   (2) The amount indicated represents the difference between the aggregate exercise price of the options and the aggregate market value of the common stock underlying the options based on the market value per share as of May 12, 1998, the latest practicable date prior to the filing of this Proxy Statement with the Securities and Exchange Commission, which was $6.50. All of the options in the table have an exercise price equal to the fair market value of the Company's Common Stock on the grant date of the options. The actual value an optionee may realize will depend on the excess of the stock price over the exercise price on the date vested options are exercised.

     Since the Board of Directors believes that the Stock Option Plan will assist in its efforts to attract, retain and motivate key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success, the Board of directors recommends that the shareholders vote FOR the approval of the Stock Option Plan.

Issuance of Securities

     The Company is seeking authorization by a majority of the Company's shareholders to issue in a non-public offering up to one million shares of the Company's no par value common stock for an approximate aggregate offering price of $6,000,000. The new Nasdaq corporate governance requirements require shareholder approval of certain offerings, including non-public offerings, if the number of shares issued total twenty percent or more of the outstanding shares of the Company. The offering of those securities may not be made in the proximate future and the terms upon which the securities may be issued will be determined by the Board of Directors at such time as the offering is arranged. The Company's shareholders do not have any preemptive rights with respect to the issuance of the securities or any other issuance.

     The Company will use the proceeds from the offering of the securities for working capital purposes. Significant dilution to the Company's shareholders may occur depending on the price at which the Company sells the securities in a non-public offering. Further authorization for the issuance of the securities by the vote of the Company's shareholders will not be solicited prior to the issuance of the securities. The ability of the Company to issue the securities without the delay and expense of obtaining further shareholder approval could afford the Company a means of raising additional capital more efficiently.

     The Board of Directors recommends that the Company's shareholders vote FOR the authorization for the Company to issue in a non-public offering up to one million shares of the Company's Common Stock for an approximate aggregate offering price of $6,000,000.


                           REAPPOINTMENT OF AUDITORS

     The Board of Directors has selected Hein + Associates LLP as the independent certified public accountants to audit the books, records and accounts of the Company for its 1998 fiscal year, pending shareholder approval of such appointment. Hein + Associates LLP has served as the Company's independent auditor for periods beginning with the 1995 fiscal year and is, therefore, familiar with the business and financial procedures of the Company. To the knowledge of the Board of Directors, neither this firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent auditor. Although the ratification of reappointment is not required to be submitted for shareholder approval, it is a common practice as a courtesy to shareholders. A failure to approve this proposal will not affect the Company's plans for this year, but could affect its decisions in coming years. The Company recommends approval of this proposal.


                      COMPLIANCE WITH SECTION 16(a) UNDER
                      THE SECURITIES EXCHANGE ACT OF 1934

     Based solely on a review of reports filed with the Company all directors and Executive Officers timely filed all reports regarding transactions in the Company's securities required to be filed during 1997 pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                           SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company on or before November 30, 1998 in order to be eligible for inclusion in the Company's Proxy Statement and form of Proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                              OTHER MATTERS

     The Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


                      FINANCIAL AND OTHER INFORMATION

     The following information is hereby incorporated by reference from the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997:
(i) the Company's financial statements for the year ended December 31, 1997, and (ii) Item 6 - Management's Discussion and Analysis of Financial Condition and Results of Operations.

     It has not yet been determined whether a representative of Hein + Associates LLP will attend the Annual Meeting, make a statement at the Annual Meeting or will be available to respond to appropriate questions.






                                   By Order of the Board of Directors


                                         RALPH ARMIJO
                                         Chief Executive Officer, President
                                         and Director
May 25, 1998


                                 NAVIDEC, INC.

                                    PROXY

     The undersigned shareholder of NAVIDEC, Inc., a Colorado corporation, hereby appoints Ralph Armijo, President and Chief Executive Officer of NAVIDEC, Inc., my proxy to attend and represent me at the annual meeting of the shareholders of the corporation to be held on June 24, 1998 at Lone Tree Hotel, 9808 Sunningdale Boulevard, Littleton, Colorado at 4:00 P.M., and at any adjournment thereof, and to vote my shares on any matter or resolution that may come before the meeting and to take any other action which I could personally take if present at the meeting.

1. Election of Directors: Management has nominated the six following persons to stand for election. You may note "for" or you may withhold your vote from any of those persons nominated and vote "for" a person nominated by others or write in your own nominee.

     a.     Ralph Armijo                        For      ___________
                                              Withhold   ___________

     b.     Andrew Davis                        For      ___________
                                              Withhold   ___________

     c.     Patrick Mawhinney                   For      ___________
                                              Withhold   ___________

     d.     Lloyd G. Chavez,  Jr.               For      ___________
                                              Withhold   ___________

     e.     Gerald A. Marroney                  For      ___________
                                             Withhold    ___________

     f.     James Hosch                         For      ___________
                                             Withhold    ___________

     g.     Other                               For      ___________
                                             Withhold    ___________

2.      Stock Option Plan

     RESOLVED, that the Stock Option Plan of the corporation is approved.

               For               Against                   Abstain
        _____________        _______________              _____________

3.      Issuance of Securities

     RESOLVED, that the corporation is authorized to issue in a non-public offering up to one million shares of the corporation's common stock for an approximate aggregate offering price of $6,000,000.



               For               Against                   Abstain
        _____________        _______________              _____________


4.      Reappointment of Auditors:

     RESOLVED, that the reappointment of Hein + Associates LLP as the auditing firm for the corporation is hereby ratified.


               For               Against                   Abstain
        _____________        _______________              _____________


Failure to check any of these boxes for each proposal will give Ralph Armijo the authority to vote the proxy at his discretion. This Proxy gives authority to my proxy to vote for me on such other matters as may properly come before this meeting.

                    Shares Owned:   _________________
                    Dated:          _________________


                                 _____________________________________
                                  Signature of Shareholder
                          (Sign exactly as name appears on certificate)



____________________________________
  Signature if held jointly





                                 APPENDIX

                                 NAVIDEC, INC.

                               STOCK OPTION PLAN

                                  ARTICLE I
                          ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Navidec, Inc., a Colorado corporation (the "Company"), hereby establishes a stock option plan for employees, consultants and members of the Board of Directors of the Company or of any subsidiary of the Company providing material services to the Company or any subsidiary of the Company as described herein, which shall be known as the "NAVIDEC, INC. STOCK OPTION PLAN" (the "Plan"). The Company shall enter into stock option agreements with recipients of options pursuant to the Plan.

     1.2 Purpose. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

                                  ARTICLE II
                                  DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, the term shall be capitalized.

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Code" means the Internal Revenue Code of 1986, as amended.

          (c)   "Committee" shall mean the Committee provided for by
Article IV hereof, which may be created at the discretion of the Board.

          (d)   "Company" means Navidec, Inc. a Colorado corporation.

          (e) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 10.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to acquire pursuant to exercise of the Option.

          (f) "Employee" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

          (g) "Fair Market Value" means the fair market value of Stock upon which an option is granted under the Plan, determined as follows:

               (i) If the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the Fair Market Value shall be the last reported sale price of the Stock on the composite tape of such exchange on the date of issuance of the option, or if such day is not a normal trading day, the last trading day prior to the date of issuance of the option, and if no such sale is made on such day, the Fair Market Value shall be the average closing bid and asked prices for such day on the composite tape of such exchange; or

              (ii) If the Stock is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last trading day prior to the date of issuance of the option.

          (h) "Incentive Stock Option" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (i) "Nonstatutory Stock Option" means an Option granted under the Plan which is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Option" means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time.

          (k) "Optionee" means an Employee, consultant or member of the Board of Directors of the Company or of any subsidiary of the Company holding an Option under the Plan.

          (l)   "Parent Corporation" shall have the meaning set forth in
Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (m)   "Subsidiary Corporation" shall have the meaning set forth in
Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (n) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

          (o) "Stock" means the Company's common stock, no par value per share.

     2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                               ARTICLE III
                      ELIGIBILITY AND PARTICIPATION

     All Employees, consultants and members of the Board of Directors of the Company or of any subsidiary of the Company are eligible to participate in the Plan and receive Options under the Plan. Optionees in the Plan shall be selected by the Board, in its sole discretion, from among those Employees, consultants and members of the Board of Directors who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                                ARTICLE IV
                              ADMINISTRATION

     The Board shall be responsible for administering the Plan.

      (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and Options granted under the Plan shall be final and binding and conclusive for all purposes and upon all persons.

       (b) At the discretion of the Board the Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board (the "Committee"). The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolutions to provide for the creation and issuance of any Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any shares of Stock may be purchased from the Company upon the exercise of an Option. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing an Option, and shall be consistent with the provisions of the Plan.

      (c)   Where a Committee has been created by the Board pursuant to this
Article IV, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

      (d) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                ARTICLE V
                      STOCK SUBJECT TO THE PLAN

     5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan upon exercise of Options shall be one million shares. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in
Section 5.3.

     5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

     5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar capital change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                  ARTICLE VI
                              DURATION OF THE PLAN

     Subject to approval of shareholders, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                                ARTICLE VII
                          TYPES OF AWARDS UNDER PLAN

     Awards under the Plan may consist of Options in the form of either Nonstatutory Stock Options as described in Article VIII, or Incentive Stock Options as described in Article IX.

                               ARTICLE VIII
                    TERMS OF NONSTATUTORY STOCK OPTIONS

     8.1 Grant of Nonstatutory Stock Options. Subject to Section 5.1, Nonstatutory Stock Options may be granted to Employees, consultants and members of the Board of Directors at any time and from time to time as determined by the Board. The Board shall have complete discretion in determining the terms and conditions and number of Nonstatutory Stock Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such current Employees, consultants and members of the Board, their respective present and potential contributions to the Company or any subsidiary, and such other factors as the Board in its discretion shall deem relevant.

     8.2 Nonstatutory Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Nonstatutory Stock Option shall be evidenced by an option agreement (the "Nonstatutory Stock Option Agreement") that specifies: the Nonstatutory Stock Option exercise price; the duration of the Nonstatutory Stock Option; the number of shares of Stock to which the Nonstatutory Stock Option applies; such vesting or exercisability restrictions which the Board may impose; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Nonstatutory Stock Option.

          (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Nonstatutory Stock Options granted under the
Plan:

             (i) Term. The duration of the Nonstatutory Stock Option shall be for ten years from the date of grant.

            (ii) Exercise of Nonstatutory Stock Option. Unless a Nonstatutory Stock Option is terminated as provided hereunder, an Optionee may exercise a Nonstatutory Stock Option pursuant to a vesting schedule as determined by the Board.

           (iii) Termination. Each Nonstatutory Stock Option granted pursuant to the Plan shall expire upon the earliest to occur of:

                (A) The date set forth in such Nonstatutory Stock Option Agreement, not to exceed ten years from the date of grant;

                (B) The completion of the merger or sale of substantially all of the Stock or assets of the Company with or to another company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger), provided that the Company shall have given the Optionee at least thirty days' prior written notice of its intent to enter into such merger or sale; or

               (C) The termination of the employment or services of an Optionee by the Company for cause.

            (iv) Nontransferability. Nonstatutory Stock Options shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (b) The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

          (c) All Nonstatutory Stock Option Agreements shall incorporate the provisions of the Plan by reference.

     8.3 Nonstatutory Stock Option Exercise Price. No Nonstatutory Stock Option granted pursuant to the Plan shall have a Nonstatutory Stock Option exercise price that is less than the Fair Market Value of Stock on the date the Nonstatutory Stock Option is granted. The Nonstatutory Stock Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

     8.4 Payment. Payment for all shares of Stock shall be made at the time that a Nonstatutory Stock Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock, by the surrender of Nonstatutory Stock Option rights hereunder valued at the difference between the Nonstatutory Stock Option exercise price plus income taxes to be withheld, if any, and the Fair Market Value of the Stock at the date of exercise (referred to as "immaculate cashless exercise"), or in some other form.

                              ARTICLE IX
                  TERMS OF INCENTIVE STOCK OPTIONS

     9.1 Grant of Incentive Options. Subject to Section 5.1, Incentive Stock Options may be granted to Employees at any time and from time to time as determined by the Board. The Board shall have complete discretion in determining the terms and conditions and number of Incentive Stock Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees, their respective present and potential contributions to the Company or any subsidiary, and such other factors as the Board in its discretion shall deem relevant.

          (a) The total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporation and any Subsidiary Corporations of the Company) shall not exceed $100,000. Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".

         (b) The Board is expressly given the authority to issue amended or replacement Incentive Stock Options with respect to shares of Stock subject to an Incentive Stock Option previously granted hereunder. An amended Incentive Stock Option amends the terms of an Incentive Stock Option previously granted and thereby supersedes the previous Incentive Stock Option. A replacement Incentive Stock Option is similar to a new Incentive Stock Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Incentive Stock Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Incentive Stock Option.

     9.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Incentive Stock Option shall not contain terms pursuant to which the exercise of the Incentive Stock Option would affect the Optionee's right to exercise another Nonstatutory Stock Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

     9.3 Incentive Stock Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Incentive Stock Option shall be evidenced by an Incentive Stock Option agreement (the "Incentive Stock Option Agreement") that includes the nontransferability provisions required by Section 9.7 hereof and that specifies: the Incentive Stock Option exercise price; the duration of the Incentive Stock Option; the number of shares of Stock to which the Incentive Stock Option applies; such vesting or exercisability restrictions which the Board may impose; a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Incentive Stock Option.

          (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Incentive Stock Options granted under the Plan:

             (i) Term. The duration of the Incentive Stock Option shall be for ten years from the date of grant.

             (ii) Exercise of Incentive Stock Option. Unless an Incentive Stock Option is terminated as provided hereunder, an Optionee may exercise an Incentive Stock Option pursuant to a vesting schedule as determined by the Board.

            (iii) Termination. Each Incentive Stock Option granted pursuant to the Plan shall expire upon the earliest to occur of:

                  (A) The date set forth in such Incentive Stock Option Agreement, not to exceed ten years from the date of grant (five years in the case of a Significant Shareholder);

                  (B) The completion of the merger or sale of substantially all of the Stock or assets of the Company with or to another company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger), provided that the Company shall have given the Optionee at least thirty days' prior written notice of its intent to enter into such merger or sale;

                  (C) Ninety days following the termination of the employment of an Optionee, except for termination for cause by the Company or termination because of the Optionee's death or disability (in which event of termination of employment due to the Optionee's death or disability, the Option shall expire one year following the termination of employment of an Optionee); or

                  (D) Immediately upon the termination of the employment of an Optionee by the Company for cause.

         (b) The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

         (c) All Incentive Stock Option Agreements shall incorporate the provisions of the Plan by reference.

     9.4 Incentive Stock Option Exercise Price. No Incentive Stock Option granted pursuant to the Plan shall have an Incentive Stock Option exercise price that is less than the Fair Market Value of Stock on the date the Incentive Stock Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Incentive Stock Option exercise price of not less than 110% of the Fair Market Value of Stock on the date of grant. The Incentive Stock Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

     9.5 Payment. Payment for all shares of Stock shall be made at the time that an Incentive Stock Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided however, that such other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

     9.6     Termination of Employment or Services.

          (a) Death or Disability. Subject to any prior partial exercise of the Incentive Stock Option, if an Optionee's employment terminates by reason of the Optionee's death or permanent and total disability, the Incentive Stock Option may be exercised up to one hundred percent of the shares originally subject to the Incentive Stock Option at any time prior to the expiration date of the Incentive Stock Option or within 12 months after the date of such death or disability, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Incentive Stock Option or shall die intestate, the Optionee's legal representative or representatives.

          (b) Termination other than for Cause or Due to Death. In the event of an Optionee's termination of employment other than by the Company for cause or by reason of death or permanent and total disability, the Optionee may exercise such portion of his Incentive Stock Option as was vested and exercisable by him at the date of such termination (the "Termination Date") at any time within ninety days of the Termination Date. In any event, the Incentive Stock Option cannot be exercised after the expiration of the term of the Incentive Stock Option. Incentive Stock Options not exercised within the applicable period specified above shall terminate.

             (i) In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary
Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of the Plan.

            (ii) The Incentive Stock Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

     9.7 Nontransferability. All Incentive Stock Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

     9.8 Optionee-Employee's Transfer or Leave of Absence. For purposes of the Plan:

          (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

          (b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Incentive Stock Option during any leave of absence, unless authorized by the Board.

     9.9 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Section 422 of the Code. If any provision of the Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under the Plan being treated as incentive stock options under the Code.

                                ARTICLE X
                     WRITTEN NOTICE, ISSUANCE OF STOCK
                  CERTIFICATES, SHAREHOLDER PRIVILEGES

     10.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares of Stock to be acquired pursuant to the exercise of the Option must accompany the written notice.

     10.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee a certificate or certificates for the requisite number of shares of Stock.

     10.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under an option agreement shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

                              ARTICLE XI
            TERMINATION OF EMPLOYMENT OR SERVICES FOR CAUSE

     In the event of an Optionee's termination of employment or services, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination for cause.

                              ARTICLE XII
                         RIGHTS OF OPTIONEES

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation.

                              ARTICLE XIII
                        AMENDMENT, MODIFICATION, AND
                           TERMINATION OF THE PLAN

          (a) The Board may at any time terminate and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

             (i) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

            (ii) change the class of employees, consultants or members of the Board of Directors eligible to receive Options; or

           (iii) otherwise amend or modify the Plan where approval of the shareholders is required by any law or regulation governing the Company.

          (b) No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                               ARTICLE XIV
                    ACQUISITION, MERGER OR LIQUIDATION

     14.1     Acquisition.

          (a) In the event that an acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of such acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread"), determined by the Board, equal to the difference between the net amount per share payable in the acquisition or as a result of the acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.

          (b) For purposes of this section, an "acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel Options regardless of how the acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

          (c)   Where the Company does not exercise its option under this
Section 14.1 the remaining provisions of this Article XIV shall apply, to the extent applicable.

     14.2 Merger or Consolidation. If the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation, provided that the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger.

     14.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger) shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or
(ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options, whether or not then vested, subject to the provisions of the Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Section 424(a) of the Code.

                                ARTICLE XV
                           SECURITIES REGISTRATION

     15.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     15.2 Representation. Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act of 1933, and (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. To the extent permitted by law, including the Securities Act of 1933, nothing herein shall restrict the right of a person exercising an Option to sell the shares received in an open market transaction.

                                 ARTICLE XVI
                                TAX WITHHOLDING

     Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any.

                                ARTICLE XVII
                              INDEMNIFICATION

     To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                                 ARTICLE XVIII
                            REQUIREMENTS OF LAW

     18.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     18.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                                 ARTICLE XIX
                           EFFECTIVE DATE OF PLAN

     The Plan shall be effective on September 1, 1997.

                                 ARTICLE XX
                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                                  ARTICLE XXI
                              SHAREHOLDER APPROVAL

     The Plan shall be submitted for approval and ratification by a vote of the holders of a majority of the shares of Stock of the Company no later than 12 months after the date the Plan is adopted; provided, however, that failure to timely obtain such shareholder approval shall result in all Incentive Stock Options granted hereunder being deemed to be Nonstatutory Stock Options and shall not affect the validity of any Option issued under the Plan.

     THIS STOCK OPTION PLAN was adopted by the Board of Directors of Navidec, Inc. on September 1, 1997, to be effective upon adoption.


                                     NAVIDEC, INC.



                                      By:____________________________________

                                      Title:_________________________________